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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): OCTOBER 23, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)

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
                       BERMUDA                         1-31339                            98-0371344
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


          515 POST OAK BOULEVARD, SUITE 600
                   HOUSTON, TEXAS                                                         77027-3415
      (Address of Principal Executive Offices)                                            (Zip Code)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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                        EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired
                  Not applicable.

         (b)      Pro forma financial information
                  Not applicable.

         (c)      Exhibits

       99.1       Press release dated October 23, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         A copy of our press release dated October 23, 2003, which includes comments on our results of operations for the quarter ended September 30, 2003, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         A copy of our press release dated October 23, 2003, which includes comments on our results of operations for the fiscal quarter ended September 30, 2003, is filed as Exhibit 99.1 and is incorporated in this report by reference.

         The information in this report is being furnished, not filed, pursuant to Items 9 and 12 of Form 8-K. Accordingly, the information included in Items 9 and 12 of this report will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WEATHERFORD INTERNATIONAL LTD.

Dated:  October 23, 2003                  /s/ Lisa W. Rodriguez
                                       ----------------------------
                                             Lisa W. Rodriguez
                                         Senior Vice President and
                                          Chief Financial Officer

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                                INDEX TO EXHIBITS

         Number                      Exhibit
         ------                      -------
          99.1            Press release dated October 23, 2003.




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